DIVIDEND	12 Months Ended
Mar. 31, 2021
DIVIDEND
DIVIDEND

Note 22 –  DIVIDEND

On July 19, 2018, the board of directors approved an annual dividend policy. Under this policy, annual dividends will be set at an amount equivalent to approximately 15-25% of the Company’s anticipated net income after tax in each year commencing from fiscal year ended March 31, 2019. On July 23, 2018, the board of directors declared a cash dividend of $0.40 per ordinary share (or US$0.40 per ADS). The cash dividend consisted of an annual dividend for the fiscal year ended March 31, 2019 pursuant to the newly adopted annual dividend policy of US$0.27 per ordinary share (or US$0.27 per ADS), and a special cash dividend of US$0.13 per ordinary share (or US$0.13 per ADS).  The aggregated dividend payments to shareholders amounted to US$19,547,532 for the year ended March 31, 2019.